CERTIFICATE                   NO.
              -----------

For ____________________________________________________ Shares

Issued to _____________________________________________________

_______________________________________________________________

Dated __________________________________________________ 19 ___

From whom transferred

_______________________________________________________________

Dated __________________________________________________ 19 ___

NO. ORIGINAL           NO. OF ORIGINAL            NO. OF SHARES
CERTIFICATE                SHARES                  TRANSFERRED

_______________________________________________________________

Received Certificate No. ______________________________________

for ____________________________________________________ Shares

on _____________________________________________________ 19 ___

_______________________________________________________________

_______________________________________________________________

NO.             ORGANIZED UNDER THE LAWS OF              SHARES
                   THE STATE OF FLORIDA

                           MEDICAL ACQUISITION CORP.

                 20,000,000 SHARES COMMON STOCK $0.01 PAR VALUE

THIS CERTIFIES THAT ____________________________________________________________
IS HEREBY ISSUED ________________________________________________ FULLY PAID AND
AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF THE ABOVE NAMED CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS ___________________ DAY OF _______________________ A.D. 19_________

______________________________________   _______________________________________
             SECRETARY                                PRESIDENT

         FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ___________________________________________________________________________
_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

         DATED _______________________ 19 ___

      IN PRESENCE OF           _______________________
_________________________

                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.